UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2009

CHICOPEE BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-51996	20-4840562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

70 Center Street, Chicopee, Massachusetts	01013
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 594-6692

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 17, 2009, Chicopee Bancorp, Inc. (the “Company”) announced that Chicopee Savings Bank (the “Bank”), the wholly-owned subsidiary of the Company, celebrated the grand opening of its new branch in Ware, Massachusetts. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by the Company on February 17, 2009 announcing the grand opening of the Bank’s new branch office in Ware, Massachusetts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHICOPEE BANCORP, INC.

DATE: February 17, 2009	By:	/s/ W. Guy Ormsby
W. Guy Ormsby
Executive Vice President,
Chief Financial Officer and Treasurer